EXTENDED STAY AMERICA ANNOUNCES FIRST QUARTER 2021 RESULTS

CHARLOTTE, N.C. - May 10, 2021 (GlobeNewswire) — Extended Stay America, Inc. (“ESA”) and ESH Hospitality, Inc. (NASDAQ:STAY) (together, the “Company”) today announced consolidated results for the three months ended March 31, 2021.
Financial and Operating Results
Total revenues for the three months ended March 31, 2021 were $259.6 million, a decrease of 2.5% over the same period in 2020 and a decrease of 6.5% over the same period in 2019.

Comparable system-wide RevPAR for the three months ended March 31, 2021 declined 1.7% over the same period in 2020 to $43.56, driven by a 5.7% decline in Average Daily Rate (“ADR”) partially offset by a 310 basis point increase in occupancy to 75.0%. The Comparable system-wide RevPAR index was 130, a 21% increase over the same period in 2020.

Hotel Operating Margin for the three months ended March 31, 2021 declined 230 basis points to 43.4% compared to 45.7% in the same period in 2020 due to the decline in Comparable system-wide RevPAR and a 1% increase in comparable owned hotel operating expenses. The increase in comparable owned hotel operating expenses was driven by increased labor, insurance and indirect expenses partially offset by lower distribution costs, credit card processing fees and breakfast costs.

Net income for the three months ended March 31, 2021 was $12.4 million compared to net income of $7.8 million for the same period in 2020. The increase in net income was due to a gain on a sale of two hotel properties, partially offset by a decline in Comparable system-wide RevPAR and merger transaction expenses.

Adjusted EBITDA for the three months ended March 31, 2021 was $90.9 million, a decline of 7.0% compared to the same period in 2020. As a point of reference, as disclosed in the Company’s definitive proxy statement filed April 26, 2021, management’s 2021 Adjusted EBITDA forecast was $434 million (a 16% increase over 2020 Adjusted EBITDA). The decline in Adjusted EBITDA was due to a decline in Comparable system-wide RevPAR and a 1% increase in comparable hotel operating expenses. Adjusted EBITDA for the quarter excludes a $12.0 million gain on a sale of hotel properties, merger transaction expenses of $4.8 million, non-cash equity-based compensation expense of $2.3 million, $1.2 million in loss on disposal of assets and $0.6 million in other expenses.

Adjusted FFO for the three months ended March 31, 2021 was $49.4 million, or $0.28 per diluted Paired Share, compared to $55.1 million, or $0.31 per diluted Paired Share in the same period in 2020. The decrease in Adjusted FFO per diluted Paired Share was due primarily to a decline in Comparable system-wide RevPAR and a 1% increase in comparable hotel operating expenses. Adjusted FFO, a non-GAAP measure, represents funds from operations, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share. A Paired Share entitles its holder to participate in 100% of the common equity and earnings of both Extended Stay America, Inc. and ESH Hospitality, Inc.

Adjusted Paired Share Income for the three months ended March 31, 2021 was $7.4 million, or $0.04 per diluted Paired Share, compared to $12.2 million in Adjusted Paired Share Income, or $0.07 per diluted Paired Share, for the same period in 2020. The decrease in Adjusted Paired Share Income per diluted Paired Share was due to a decrease in Comparable system-wide RevPAR and a 1% increase in comparable owned hotel expenses. Adjusted Paired Share Income, a non-GAAP measure, represents net income, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share.

Capital Expenditures and Balance Sheet
The Company invested $30.4 million in capital expenditures during the first quarter of 2021. This included $3.6 million in renovation capital and $6.2 million in capital for new hotel development.

As of March 31, 2021, the Company had $371.0 million in cash and equivalents, including $13.2 million in restricted cash, and total debt outstanding was $2.68 billion.

Hotel and Development Pipeline
As of March 31, 2021, the Company had a pipeline of 51 hotels representing approximately 6,200 rooms. Two Company-owned hotels and three franchised hotels opened during the first quarter of 2021.

Company Owned Pipeline & Recently Opened Hotels as of March 31, 2021
Under Option		Pre-Development		Under Construction		Total Pipeline		Opened YTD 2021
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
0	0	4	504	2	248	6	752	2	248

Third Party Pipeline & Recently Opened Hotels as of March 31, 2021
Commitments		Applications		Executed		Total Pipeline		Opened YTD 2021
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
21	2,604	0	0	24	2,893	45	5,497	3	291

Definitions
Under Option	Locations with a signed purchase and sale agreement
Pre-Development	Land purchased, permitting and/or site work
Under Construction	Hotel is under construction
Commitments	Signed commitment to build or convert a certain number of hotels by a third party, generally associated with a prior portfolio sale
Applications	Third party filed franchise application with deposit
Executed	Franchise and development application approved, geography identified and deposits paid, various stages of pre-development and/or under construction

Capital Returns, Outlook and Conference Call
Due to the Company’s pending acquisition by affiliates of The Blackstone Group Inc. and Starwood Capital Inc., the Company will not declare a quarterly dividend, will not issue Q2 2021 or Full Year 2021 guidance nor host a conference call at this time. Please refer to the Company’s definitive proxy filed with the SEC on April 26, 2021, also available on our IR website www.aboutstay.com, for more information.

RevPAR Index
RevPAR Index is stated as a percentage and calculated by comparing RevPAR for owned hotels or system-wide hotels to the aggregate RevPAR of a group of competing hotels generally in the same market. As such, RevPAR Index is only a measure of RevPAR relative to certain competing hotels and not a measure of our absolute RevPAR or profitability. We subscribe to STR, Inc. ("STR"), an independent third-party service, which collects and compiles the data used to calculate RevPAR Index. We select the competing hotels included in the RevPAR Index calculation subject to STR's guidelines. The competing hotels included in STR guidelines will generally include certain hotels that are not considered part of the extended stay lodging segment of the hospitality industry and, instead, fall within the category of short-term stay hotels. STR does not endorse the Company, or any other company, and STR data should not be viewed as investment advice or as a recommendation to take a particular course of action.

Disclosure Regarding Non-GAAP Financial Measures
Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share (collectively, the “Non-GAAP Financial Measures”), which are detailed in the reconciliation tables that accompany this release, are used by the Company as supplemental performance measures. The Company believes these measures provide useful information to investors regarding our results of operations and allow investors to evaluate the ongoing operating performance of our hotels and facilitate comparisons between the Company and other lodging companies, hotel owners and capital-intensive companies, including those which include a REIT as part of their legal entity structure. The Non-GAAP Financial Measures are not recognized terms under U.S. GAAP. These measures as presented may not be comparable to measures calculated by other companies. These measures should not be considered as alternative measures of, or superior to, operating profit, cash flow from operating activities, net income, net income per share or any other measure of the Company, Extended Stay America, Inc. or ESH Hospitality, Inc. calculated in accordance with U.S. GAAP. The Company’s presentation of the Non-GAAP Financial Measures does not replace the presentation of the Company’s consolidated financial statements and other disclosures prepared in accordance with U.S. GAAP.

Forward Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, financial results, liquidity and capital resources, capital expenditures, acquisition, distribution policy, plans, goals, beliefs, business trends and future events, as well as the impact of the COVID-19 pandemic, its effects on the foregoing, government actions taken in response to the pandemic and actions that we have taken or plan to take in response to the pandemic and other non-historical statements. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 25, 2021 and our definitive proxy filed with the SEC on April 26, 2021. Any forward-looking statements made in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially and adversely from what is expressed, implied or forecasted by the Company’s forward-looking statements.

About Extended Stay America
Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 652 hotels. ESH Hospitality, Inc. (“ESH”), a subsidiary of Extended Stay America, Inc. (“ESA”), is the largest lodging REIT in North America by unit and room count, with 564 hotels and over 62,800 rooms in the U.S. ESA also franchises an additional 88 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts
Investors or Media:
Rob Ballew
(980) 345-1546
ir@esa.com

EXTENDED STAY AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2021	2020	% Variance
REVENUES:
Room revenues	$249,868	$254,464	(1.8)%
Other hotel revenues	6,680	6,768	(1.3)%
Franchise and management fees	1,218	1,279	(4.8)%
	257,766	262,511	(1.8)%

Other revenues from franchised and managed properties	1,805	3,790	(52.4)%

Total revenues	259,571	266,301	(2.5)%

OPERATING EXPENSES:
Hotel operating expenses	146,338	145,295	0.7%
General and administrative expenses	24,124	23,938	0.8%
Depreciation and amortization	49,408	50,520	(2.2)%
Merger transaction expenses	4,782	—	n/a

	224,652	219,753	2.2%

Other expenses from franchised and managed properties	2,444	4,207	(41.9)%

Total operating expenses	227,096	223,960	1.4%

GAIN ON SALE OF HOTEL PROPERTIES	12,018	—	n/a

OTHER INCOME	1	2	(50.0)%

INCOME FROM OPERATIONS	44,494	42,343	5.1%

OTHER NON-OPERATING (INCOME) EXPENSE	(84)	703	(111.9)%

INTEREST EXPENSE, NET	31,462	32,685	(3.7)%

INCOME BEFORE INCOME TAX EXPENSE	13,116	8,955	46.5%

INCOME TAX EXPENSE	750	1,110	(32.4)%

NET INCOME	12,366	7,845	57.6%

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (1)	(10,445)	(3,291)	217.4%

NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS	$1,921	$4,554	(57.8)%

NET INCOME PER EXTENDED STAY AMERICA, INC. COMMON SHARE - DILUTED	$0.01	$0.03	(57.9)%

WEIGHTED-AVERAGE EXTENDED STAY AMERICA, INC. COMMON SHARES OUTSTANDING - DILUTED	178,549	178,171

(1) Excluding interests in Paired Shares, the value of unaffiliated noncontrolling interests in Extended Stay America, Inc. totals to $0.1 million.

CONSOLIDATED BALANCE SHEET DATA
AS OF MARCH 31, 2021 AND DECEMBER 31, 2020
(In thousands)
	March 31,	December 31,
	2021	2020
	(Unaudited)	(Audited)
Cash and cash equivalents	$357,857	$396,770
Restricted cash	$13,152	$13,151
Total assets	$4,020,348	$4,089,149
Total debt, net of unamortized deferred financing costs and debt discounts (1)	$2,643,929	$2,683,622
Total equity	$1,134,655	$1,137,443

(1) Unamortized deferred financing costs and debt discounts totaled $37.2 million and $39.2 million as of March 31, 2021 and 2020, respectively.

EXTENDED STAY AMERICA, INC.
OPERATING METRICS
FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020
(Unaudited)

COMPARABLE SYSTEM-WIDE OPERATING METRICS (1)

	Three Months Ended
	March 31,
	2021	2020	Variance
Number of hotels (as of March 31)	627	627	—
Number of rooms (as of March 31)	68,999	68,999	—
Comparable System-Wide Occupancy (1)	75.0%	71.9%	310 bps
Comparable System-Wide ADR (1)	$58.07	$61.60	(5.7)%
Comparable System-Wide RevPAR (1)	$43.56	$44.30	(1.7)%

COMPARABLE COMPANY-OWNED OPERATING METRICS (2)

	Three Months Ended
	March 31,
	2021	2020	Variance
Number of hotels (as of March 31)	552	552	—
Number of rooms (as of March 31)	61,286	61,286	—
Comparable Company-Owned Occupancy (2)	74.5%	71.5%	300 bps
Comparable Company-Owned ADR (2)	$59.59	$63.15	(5.6)%
Comparable Company-Owned RevPAR (2)	$44.42	$45.15	(1.6)%

COMPANY-OWNED OPERATING METRICS (3)

	Three Months Ended
	March 31,
	2021	2020	Variance
Number of hotels (as of March 31)	563	558	5
Number of rooms (as of March 31)	62,674	62,053	621
Company-Owned Occupancy (3)	74.5%	71.4%	310 bps
Company-Owned ADR (3)	$59.86	$63.35	(5.5)%
Company-Owned RevPAR (3)	$44.60	$45.23	(1.4)%

(1) Includes hotels owned and franchised for the full three months ended March 31, 2021 and 2020, respectively.
(2) Includes hotels owned and operated by the Company for the full three months ended March 31, 2021 and 2020, respectively.
(3) Includes results of operations of the Company's owned and operated hotels during the periods presented, which is summarized below:

Date	Number of Hotels Acquired, Opened or Disposed	Number of Rooms	Number of Owned Hotels(1)	Number of Owned Rooms(1)
January 1, 2020	—	—	557	61,933
March 2020	1	120	558	62,053
April 2020	1	120	559	62,173
June 2020	2	248	561	62,421
August 2020	1	124	562	62,545
November 2020	1	144	563	62,689
November 2020	(1)	(146)	562	62,543
December 2020	1	124	563	62,667
March 2021	2	248	565	62,915
March 2021	(2)	(241)	563	62,674

(1) As of end of period.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN
FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2021	2020	Variance
Net income	$12,366	$7,845	57.6%
Income tax expense	750	1,110	(32.4)%
Interest expense, net	31,462	32,685	(3.7)%
Other non-operating (income) expense	(84)	703	(111.9)%
Other income	(1)	(2)	(50.0)%
Gain on sale of hotel properties	(12,018)	—	n/a
Depreciation and amortization	49,408	50,520	(2.2)%
Merger transaction expenses	4,782	—	n/a
General and administrative expenses	24,124	23,938	0.8%
Loss on disposal of assets (1)	1,232	3,343	(63.1)%
Franchise and management fees	(1,218)	(1,279)	(4.8)%
System services loss, net	639	417	53.2%
Hotel Operating Profit	$111,442	$119,280	(6.6)%

Room revenues	$249,868	$254,464	(1.8)%
Other hotel revenues	6,680	6,768	(1.3)%
Total room and other hotel revenues	$256,548	$261,232	(1.8)%

Hotel Operating Margin	43.4%	45.7%	(230) bps

(1) Included in hotel operating expenses in the condensed consolidated statements of operations.

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
Net income	$12,366	$7,845
Interest expense, net	31,462	32,685
Income tax expense	750	1,110
Depreciation and amortization	49,408	50,520
EBITDA	93,986	92,160
Equity-based compensation	2,348	1,126
Gain on sale of hotel properties	(12,018)	—
Merger transaction expenses	4,782	—
System services loss, net	639	417
Other expense (1)	1,149	4,046
Adjusted EBITDA	$90,886	$97,749

(1) Includes loss on disposal of assets and non-operating (income) expense, including foreign currency transaction costs. Loss on disposal of assets totaled $1.2 million and $3.3 million, respectively.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS
AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE
FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020
(In thousands, except per share and per Paired Share data)
(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
Net income per Extended Stay America, Inc. common share - diluted	$0.01	$0.03

Net income attributable to Extended Stay America, Inc. common shareholders	$1,921	$4,554
Noncontrolling interests attributable to Class B common shares of ESH REIT	10,441	3,287
Real estate depreciation and amortization	47,755	48,881
Gain on sale of hotel properties	(12,018)	—
Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders (1)	(3,038)	(1,608)
Funds From Operations	45,061	55,114
Merger transaction expenses	4,782	—
Tax effect of adjustments to Funds From Operations	(406)	—
Adjusted Funds From Operations	$49,437	$55,114

Adjusted Funds From Operations per Paired Share - diluted	$0.28	$0.31

Weighted average Paired Shares outstanding - diluted	178,549	178,171

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020
(In thousands, except per share and per Paired Share data)
(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
Net income per Extended Stay America, Inc. common share - diluted	$0.01	$0.03

Net income attributable to Extended Stay America, Inc. common shareholders	$1,921	$4,554
Noncontrolling interests attributable to Class B common shares of ESH REIT	10,441	3,287
Paired Share Income	12,362	7,841
Gain on sale of hotel properties	(12,018)	—
Merger transaction expenses	4,782	—
System services loss, net	639	417
Other expense (1)	1,149	4,046
Tax effect of adjustments to Paired Share Income	464	(147)
Adjusted Paired Share Income	$7,378	$12,157

Adjusted Paired Share Income per Paired Share – diluted	$0.04	$0.07

Weighted average Paired Shares outstanding – diluted	178,549	178,171

(1) Includes loss on disposal of assets and non-operating (income) expense, including foreign currency transaction costs. Loss on disposal of assets totaled $1.2 million and $3.3 million, respectively.